U.S Department of Justice

                        United States Trustee, Region 10
                    Central & Southern Districts of Illinois
                    Northern & Southern Districts of Indiana

                        101 West Ohio Street, Suite 1000
                           Indianapolis, Indiana 46204
                         317/226-6101 ~ Fax 317/226-6356

                 Office of the United States Trustee- Region 10
                              Indianapolis, Indiana

                                 Monthly Report
                                       For
                  Debtors-in-Possession and Chapter 11 Trustees


Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of month following the end of the calendar month covered by this report.


                                          For the month ended: February 28, 2005

                                         Date Bankruptcy filed: October 26, 2004


Debtor Names:  ATA Holdings Corp.                  Case Numbers:   04-19866
               ATA Airlines, Inc.                                  04-19868
               Ambassadair Travel Club, Inc.                       04-19869
               ATA Leisure Corp.                                   04-19870
               Amber Travel, Inc.                                  04-19871
               American Trans Air Execujet, Inc.                   04-19872
               ATA Cargo, Inc.                                     04-19873
               Chicago Express Airlines, Inc.                      04-19874


Previously Required Documents                   ATTACHED           SUBMITTED
                                                --------           ---------

1.        Monthly Income Statement                X                     X
          (P&L1)                                --------           ---------
2.        Monthly Cash Flow Report                X                     X
          (CF1; 3 pages)                        --------           ---------
3.        Statement of Operations                 X                     X
          (Oprept)                              --------           ---------
4.        Other reports/documents as              X                     X
          required by the U.S. Trustee          --------           ---------

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information, and belief.

 By: /s/ Wisty B. Malone             Dated:   31-Mar-05
     (Name)
     Vice President and Controller   Debtor's telephone number: (317)-282-4000
     (Title)

Reports prepared by: Wisty B. Malone,  Vice President and Controller / Treasurer
      (Name)                                      (Title)

Exhibit - 99
                           U.S Department of Justice
                        United States Trustee, Region 10
                    Central & Southern Districts of Illinois
                    Northern & Southern Districts of Indiana

                        101 West Ohio Street, Suite 1000
                           Indianapolis, Indiana 46204
                         317/226-6101 ~ Fax 317/226-6356

                 Office of the United States Trustee- Region 10
                              Indianapolis, Indiana


                             Statement of Operations
                      For the Month ended February 28, 2005


Debtor Names:  ATA Holdings Corp.                 Case Numbers:       04-19866
               ATA Airlines, Inc.                                     04-19868
               Ambassadair Travel Club, Inc.                          04-19869
               ATA Leisure Corp.                                      04-19870
               Amber Travel, Inc.                                     04-19871
               American Trans Air Execujet, Inc.                      04-19872
               ATA Cargo, Inc.                                        04-19873
               Chicago Express Airlines, Inc.                         04-19874

1. What efforts have been made toward the presentation of a plan to creditors?

On February 3, ATA and Southwest Airlines entered into the First Amendment to the Credit Agreement, modifying January's covenants. On February 7, ATA received authorization from the Bankruptcy Court to retain Compass Advisors to provide investment banking services to sell Chicago Express Airlines. As required under its agreement with the Creditors' Committee, the Company developed a business plan and distributed it to the Creditors' Committee, the Air Transportation Stabilization Board, and its DIP lender on February 28, 2005.

2. Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?
 ________ NO
 ___X____ YES - If yes, then identify to whom the payment was made, the date paid, and the amount(s). *Refer to Attachment A

3. Provide a brief narrative covering any significant events which occurred this past month.

 On February 4, ATA and Southwest Airlines began exchanging passengers under a codeshare agreement. On February 22, the Company announced the appointment of John G. Denison as Chief Executive Officer for ATA Airlines.

4. List the face value of accounts receivable as of the bankruptcy filing date, $154,188,000.
List the face value of accounts receivable at filing date that are still outstanding as of 2/28/2005, $29,453,743.
What amount of these receivables is considered uncollectible? $1,882,988.

5. If assets have been sold this month on other than the ordinary course of business. Provide the following information:

a. assets(s) sold:                       none
                             -----------------------------------------
b. date of sale:
                             -----------------------------------------
c. sales price:
                             -----------------------------------------
d. net amount received:
                             -----------------------------------------

6. List payments made to principals, executives, or insiders (this includes draws or cash withdrawals by individuals or partners. dividends, lease payments on property owned by insider, loans, gross salaries, etc.)

Payee Name                   Position                    Amount     Explanation
----------                   --------                    ------     -----------
Allen J Moebius              Related to Officer          $ 4,200         Salary
Eugene J Moebius             Related to Officer            4,264         Salary
Gordon D Moebius             Related to Officer            6,438         Salary
J George Mikelsons           Chairman, Chief Executive    47,984         Salary
                             Officer & President
Muriel M Mikelsons           Related to Officer            3,265         Salary
James W Hlavacek             Vice Chairman                26,344         Salary
                             Senior Vice President
William Dale Beal            Operations                   20,038         Salary
Gilbert F Viets              Executive Vice President &   25,231         Salary
                             Chief Restructuring Officer
John B Happ                  Senior Vice President        19,346         Salary
                             Marketing & Sales
BETACO                                                  $ 73,557  Lease Related

7. Schedule insurance coverage.

                         Type of Policy                   Expiration Date
                         ______________                   _______________
   *Refer to Attachment B


Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place. Refer to Attachment B.

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate. *Refer to Attachment B.

8. Schedule of changes in personnel.                 Full Time      Part Time

   a. Total number of employees
      at beginning of this period, 1/31/2005           5,919             662

   b. Number hired during period.                        3               19

   c. Number terminated or resigned.                   (319)            (27)

   d. Total number of employees on
      payroll at the end of this period.               5,603             654

                       OFFICE OF THE US TRUSTEE-REGION 10
                       ATA HOLDINGS CORP. AND SUBSIDIARIES
                            MONTHLY CASH FLOW REPORT
                      for the month ended February 28, 2005
                             (Dollars in thousands)

                                                                February 28
                                                                   2005
                                                            ___________________
                                                                (Unaudited)
Operating activities:

Net income (loss) before reorganization expenses            $       (19,334)
Reorganization items, net                                            (4,237)
Adjustments to reconcile net income (loss) before reorganization expenses to net cash provided by (used in) operating activities:

Depreciation and amortization                                         4,065
Other non-cash items                                                   (229)
Changes in operating assets and liabilities:
 Receivables                                                            309
 Inventories                                                          2,006
 Prepaid expenses                                                    (6,444)
 Accounts payable                                                    (2,198)
 Air traffic liabilities                                              3,037
 Liabilities Subject to Compromise                                   (2,517)
 Accrued expenses                                                       (33)
                                                            -------------------
 Net cash (used in) operating activities                            (25,575)
                                                            -------------------
Investing activities:

 Capital expenditures                                                  (662)
 Noncurrent prepaid aircraft rent                                     8,014
 (Additions) reductions to other assets                                (813)
 Proceeds from sales of property and equipment                          158
                                                            -------------------
 Net cash provided by investing activities                            6,697
                                                            -------------------
 Financing activities:
  Payments on long term debt                                            (60)
  Decrease (increase) in restricted cash                                 17
                                                            -------------------
  Net cash (provided by) financing activities                           (43)
                                                            -------------------
 Decrease in cash and cash equivalents                              (18,921)

 Cash and cash equivalents, beginning of period                     123,471
                                                            -------------------
 Cash and cash equivalents, end of period                   $       104,550
                                                            ===================

Cash Flow Summary
-----------------
  Cash at 1/31/2005                                                 123,471
  Receipts                                                           95,506
  Disbursements                                                    (114,477)
                                                            -------------------
Cash at 02/28/2005                                          $       104,500
                                                            ===================

Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries first quarter 2005 unaudited consolidated financial statements required to be filed with the Quarterly Report on Form 10Q with the Securities and Exchange Commission by May 16, 2005.

                                OFFICE OF THE US TRUSTEE-REGION 10
                                   MONTHLY CASH FLOW REPORT

                               For the Month ended February 28, 2005


STATUS OF TAXES

                                  ADJUSTED                  **AMOUNT
                                 BEGINNING                  WITHHELD                  AMOUNT               ENDING
                                *TAX LIABILITY             OR \ACCRUED                 PAID              TAX LIABILITY
                                --------------        ----------------           ---------------         ---------------

FEDERAL
withholding                     $           0         $     2,542,387            $   (2,542,387)        $             0
                                --------------        ----------------           ---------------         ---------------
FICA-employee and employer          1,142,722               3,075,952                (3,188,368)              1,030,305
                                --------------        ----------------           ---------------         ---------------
unemployment                               (0)                 85,064                   (87,943)                 (2,879)
                                --------------        ----------------           ---------------         ---------------
 income                                     -                       -                         -                       -
                                --------------        ----------------           ---------------         ---------------
1 excise tax on transportation       5,904,608              2,797,036                (5,429,355)              3,272,289
                                --------------        ----------------           ---------------         ---------------
2 passenger facility charges         1,820,693              1,860,875                (1,833,209)              1,848,359
                                --------------        ----------------           ---------------         ---------------
3 US passenger security fee          1,388,242              1,401,948                (1,385,365)              1,404,825
                                --------------        ----------------           ---------------         ---------------
3 customs and immigration Fees         160,822                232,473                         -                 393,295
                                --------------        ----------------           ---------------         ---------------
3 APHIS fees                            77,153                114,516                         -                 191,669
                                --------------        ----------------           ---------------         ---------------
APHIS by aircraft                       14,140                 12,740                         -                  26,880
                                --------------        ----------------           ---------------         ---------------
a. subtotal                     $   10,508,380        $    12,122,990            $  (14,466,627)        $     8,164,744
                                ===============        ===============            ===============         ==============
STATE & LOCAL

withholding                     $         (145)       $       662,228            $     (662,067)        $            16
                                --------------        ----------------           ---------------         ---------------
sales/use tax                          190,219                 40,191                        (0)                230,410
                                --------------        ----------------           ---------------         ---------------
unemployment                            22,562              1,594,438                  (408,900)              1,208,099
                                --------------        ----------------           ---------------         ---------------
income                                       -                      -                        -                        -
                                --------------        ----------------           ---------------         ---------------
other real property                    660,576                 58,916                  (248,612)                470,880
                                --------------        ----------------           ---------------         ---------------
personal property                    1,435,657                383,808                   (30,704)              1,788,761
                                --------------        ----------------           ---------------         ---------------
b.subtotal                      $    2,308,869        $     2,739,580            $   (1,350,283)        $     3,698,166
                                ===============        ===============           ===============         ===============
FOREIGN
c.subtotal                      $    3,754,625        $      (467,205)           $     (331,963)        $     2,955,458
                                ===============        ===============           ===============         ===============
TOTAL TAXES PAID-from a., b.& c. above                                           $  (16,148,872)
                                                                                 ===============
(this sum is to be listed on page 1, as tax payments)

Explain the reason for any past due post-petition taxes:              N/A




1 Excise taxes are collected from the passenger and held in a separate segregated corporate account entitled "IRS Trust Tax Funds."

2 Passenger facility charges are collected from the passenger and held in a separate segregated corporate account entitled "PFC Trust Funds Account."

3 US Passenger security fees, USDA APHIS fee (Animal & Plant Health Inspection Service), US Customs - Air passenger user fee, and Immigration & Naturalization Service - Inspection fee are collected from the passenger and are held in a separate segregated corporate account entitled "US Government Trust Funds."

*The beginning tax liability represents liabilities which the Company has received authorization and intends to pay as well as liabilities incurred post-petition.

**Includes adjustments.


                                             OFFICE OF THE U.S. TRUSTEE- REGION 10


                                               ATA HOLDINGS CORP. AND SUBSIDIARIES
                                                   AGING SCHEDULES FOR PAYABLES

                                              for the month ended February 28, 2005

                                     Current
                                   ( 0-30 days )      31-60 days            61-90 days              91 & over          Total
                                   --------------     -----------          ----------------        ------------   -------------

Accounts Payable1
Post-Petition only                 $   3,880,567        604,980              69,845                  322,105       $  4,877,497
                                   --------------     -----------          ----------------        ------------   -------------


                                                       Account             Beginning                Ending
                                                       -------             ---------                -------
Post Petition Bank                   Bank Name         Number              Balance                  Balance
                                     ---------        --------             ---------                -------

* Refer to Attachment C            --------------     -----------          ----------------        ------------




Cash Disbursements by Company

   Company Name                                                         Disbursement Amount
                                                                        -------------------
   ATA Holdings Corp.                                                     $             -
                                                                          ----------------
   ATA Airlines, Inc.                                                         109,257,783
                                                                          ----------------
   Ambassadair Travel Club, Inc.                                                1,447,500
                                                                          ----------------
   ATA Leisure Corp.                                                                    -
                                                                          ----------------
   Amber Travel, Inc.                                                               1,399
                                                                          ----------------
   American Trans Air Execujet, Inc.                                              195,638
                                                                          ----------------
   ATA Cargo, Inc.                                                                235,611
                                                                          ----------------
   Chicago Express Airlines, Inc.                                               3,339,496
                                                                          ----------------
      Total                                                                $  114,477,427
                                                                          ================


1 Accounts Payable balances are aged based on invoice date, not due date, and represent all post-petition invoices in the Accounts Payable System.



                                    OFFICE OF THE US TRUSTEE-REGION 10
                                       ATA HOLDINGS CORP. AND SUBSIDIARIES
                                            MONTHLY INCOME STATEMENT
                                      for the month ended February 28, 2005
                                  (Dollars in thousands, except per share data)




                                                    February 28,                    2005
                                                       2005                       Year to Date
                                                  ----------------               --------------
                                                   (Unaudited)                    (Unaudited)

Operating revenues:
   Scheduled service                              $        48,432               $      108,797
   Charter                                                 36,852                       75,633
   Ground package                                           2,024                        3,984
   Other                                                    3,365                        7,365
                                                  ----------------              --------------
 Total operating revenues                                  90,673                      195,779
                                                  ----------------              --------------
 Operating expenses:

   Salaries, wages and benefits                            26,333                       62,014
   Fuel and oil                                            24,905                       54,999
   Aircraft rentals                                        15,649                       31,687
   Handling, landing and navigation fees                    8,702                       19,743
   Aircraft maintenance, materials and repairs              4,520                       10,225
   Depreciation and amortization                            4,065                        8,163
   Crew and other employee travel                           4,312                        7,902
   Passenger service                                        3,321                        6,567
   Other selling expenses                                   2,377                        5,330
   Commissions                                              2,605                        5,276
   Facilities and other rentals                             2,420                        4,798
   Insurance                                                2,353                        3,892
   Ground package cost                                      1,604                        3,277
   Advertising                                              1,221                        1,833
   Aircraft impairments and retirements                         0                          189
   Other                                                    5,141                       10,436
                                                  ----------------              --------------
 Total operating expenses                                 109,528                      236,331
                                                  ----------------              --------------
 Operating income (loss)                                  (18,855)                     (40,552)

 Other income (expense):
   Interest income                                            148                          290
   Interest expense                                          (547)                      (1,073)
   Other                                                      (80)                        (157)
   Reorganization expenses                                 (4,237)                      (5,821)
                                                  ----------------              --------------
 Other expense                                             (4,716)                      (6,761)
                                                  ----------------              --------------

 Income (loss) before income taxes                        (23,571)                     (47,313)


 Income taxes                                                   -                            -

 Net income (loss)                                        (23,571)                     (47,313)


 Preferred stock dividends                                      -                            -
                                                  ----------------              ---------------
 Income (loss) available to common shareholders   $       (23,571)             $       (47,313)
                                                  ================              ===============
 Basic earnings per common share:
 Average shares outstanding                            11,824,287                   11,824,287
  Net income (loss) per share                     $         (1.99)             $         (4.00)
                                                  ================              ===============
 Diluted earnings per common share:
 Average shares outstanding                            11,824,287                   11,824,287
 Net income (loss) per share                      $         (1.99)             $        (4.00)

                                                  ================              ===============

 Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries first quarter 2005 unaudited consolidated financial statements required to be filed with the Quarterly
 Report on Form 10Q with the Securities and Exchange Commission by May 16, 2005.


                                  OFFICE OF THE US TRUSTEE-REGION 10

                                 ATA HOLDINGS CORP. AND SUBSIDIARIES
                                  MONTHLY BALANCE SHEET

                                   for the month ended February 28, 2005
                                       (Dollars in thousands)

                                                                                                        February 28,
                                                                                                            2005
                                                                                                        ------------
                                                    ASSETS                                              (Unaudited)
Current assets:
 Cash and cash equivalents                                                                              $    104,550
 Receivables, net of allowance for doubtful accounts
 (2005 - $3,042; 2004 - $2,608)                                                                              125,687
 Inventories, net                                                                                             40,376
 Prepaid expenses and other current assets                                                                    51,336
                                                                                                        ------------
Total current assets                                                                                         321,949

Property and equipment:
 Flight equipment                                                                                            199,300
 Facilities and ground equipment                                                                             147,665
                                                                                                        ------------
                                                                                                             346,965
 Accumulated depreciation                                                                                   (170,614)
                                                                                                        ------------
                                                                                                             176,351

Restricted cash                                                                                               31,447
 Goodwill                                                                                                      8,488
 Prepaid aircraft rent                                                                                        48,960
 Investment in BATA                                                                                            6,706
 Deposits and other assets                                                                                    27,721
                                                                                                        ------------
Total assets                                                                                            $    621,622
                                                                                                        ============
                                LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
 Long-term debt in default                                                                              $          -
 Current maturities on long-term debt                                                                         41,000
 Accounts payable                                                                                              4,877
 Air traffic liabilities                                                                                      88,694
 Accrued expenses                                                                                            126,722
                                                                                                        ------------
Total current liabilities                                                                                    261,293

Long-term debt, less current maturities and long-term debt in default                                              -
Deferred gains from sale and leaseback of aircraft                                                                 -
Other deferred items                                                                                          30,507
Mandatorily redeemable preferred stock; authorized and issued 500 shares                                           -
                                                                                                        ------------
Total liabilities                                                                                            291,800

Liabilities subject to compromise                                                                          1,267,691

Commitments and contingencies

 Convertible redeemable preferred stock - subject to compromise; authorized and issued 300 shares             30,000

Shareholders' deficit:
  Preferred stock; authorized 9,999,200 shares; none issued                                                        -
  Common stock, without par value; authorized 30,000,000 shares;
  issued 13,535,727 - 2005; 13,535,727 - 2004                                                                 66,013
  Treasury stock; 1,711,440 shares - 2005; 1,711,440 shares - 2004                                           (24,778)
         Additional paid-in capital                                                                           18,166
         Accumulated deficit                                                                              (1,027,270)
                                                                                                        ------------
     Total shareholders' deficit                                                                            (967,869)
                                                                                                        ------------
     Total liabilities and shareholders' deficit                                                        $    621,622
                                                                                                        ============

Note: These consolidated  financial statements are unaudited and preliminary anddo not include footnote  disclosures.  They include certain  estimates that werebased on information available at the time of filing, and are subject to change.The financial statements  will be included as a component of ATA Holdings Corp.and subsidiaries first quarter 2005 unaudited  consolidated financial statementsrequired to be filed with the Quarterly  Report on Form 10Q with the  Securitiesand Exchange Commission by
May 16, 2005.


ATA Holdings Corp.

Cash Payments to Bankruptcy Professionals
Payments made in February 2005

                                                                ---------               -------------------
                                                                 Amount                 Cleared Date
                                                                ---------               -------------------

Akin , Gump, Strauss, Hauer & Feld LLP                         $1,300,304               2/1/2005 & 2/22/2005

Baker & Daniels                                                      $274                   2/2/2005

BMC                                                              $312,221                   2/22/2005

Lazard Freres & Co.                                              $541,828                   2/28/2005

Ponader & Associates                                              $15,088                   2/16/2005

Sommer Barnard Ackerman                                          $231,235               2/15/2005 & 2/28/2005

Greenbaum Doll & McDonald                                         $94,867                   2/11/2005


                                                                           ---------
                                                                           1,300,578
                                                                           ---------

Attachment A:  Summary of Pre-Petition Payments made during February 2005



   Paid In Accordance With:                                       Amount
   ------------------------                                       ------
   Clearinghouse / Interline Agreements Motion              $          -

   Specific Court Approval                                        89,930

   Customer Programs Motion or Employee Obligations Motion       375,965

   Insurance Motion                                               98,107

   Not Asset of Estate or  Tax Motion                            148,672

   Airport Fees Motion                                           261,022
                                                            ------------

                         Total Pre-Petition Payments        $    973,696
                                                            ============


                Attachment B: Schedule of Insurance Coverage



Insurer                                              Expiration Date               Purpose
------                                               ---------------               -------

Chubb Custom Insurance Co.                            January 1, 2005              Foreign Auto Coverage (Jamaica)
                                                                                   *Policy cancelled due to sale of automobile and
                                                                                   cancellation of service.
-------------------------------------------------    ----------------              ------------------------------------------------
Zurich American Insurance Co.                        February 15, 2006             Liability for bodily injury and property damage
                                                                                   resulting form Travel Agency/Tour Operations
-------------------------------------------------    ----------------              ------------------------------------------------
National Union Fire Insurance Co. of                 March 31, 2006                Directors and Officers liability (primary layer)
Pittsburgh,PA
-------------------------------------------------    ----------------              ------------------------------------------------
Great American                                       March 31, 2006                Directors and Officers liability (excess layer)
-------------------------------------------------    ----------------              ------------------------------------------------
Federal Insurance Company (Chubb)                    March 31, 2006                Directors and Officers liability (second excess
                                                                                   layer)
-------------------------------------------------    ----------------              ------------------------------------------------
St. Paul                                             March 31, 2006                Directors and Officers liability (third excess
                                                                                   layer)
-------------------------------------------------    ----------------              ------------------------------------------------
XL Specialty Insurance Company                       March 31, 2006                Directors and Officers liability (fourth excess
                                                                                   layer)
-------------------------------------------------    ----------------              ------------------------------------------------
Ing Seguros Commercial America                       March 18, 2005                Mexican General Liability
                                                                                   *Full renewal process underway
-------------------------------------------------    ----------------              ------------------------------------------------
Ing Seguros Comercial America                        October 1, 2005               Mexican Auto Policy
-------------------------------------------------    ----------------              ------------------------------------------------
Ing Seguros Comercial America                        October 1, 2005               Mexican Auto Policy
-------------------------------------------------    ----------------              ------------------------------------------------
Hartford Fire Insurance Company                      August 15, 2005               Domestic Automobile Liability and Physical
                                                                                   Damage Coverage
-------------------------------------------------    ----------------              ------------------------------------------------
Federal Insurance Company (Chubb)                    May 23, 2005                  Executive Protection Policies
                                                                                   *Renewal paperwork submitted
-------------------------------------------------    ----------------              ------------------------------------------------
XL Insurance (Bermuda)                               July 7, 2005                  Employment Practices Liability
-------------------------------------------------    ----------------              ------------------------------------------------
Affiliated FM                                        August 15, 2005               Property Coverage
-------------------------------------------------    ----------------              ------------------------------------------------
ING Commercial America, S.A.                         August 1, 2005                Property Coverage (Mexico)
-------------------------------------------------    ----------------              ------------------------------------------------
Chubb Custom                                         August 19, 2012               Pollution Legal Liability
-------------------------------------------------    ----------------              ------------------------------------------------
American International Aviation Agency, Inc. -       October 1, 2005               Aviation Hull & Liability
15% / XL Aerospace - 10% / Le Reunion Aerienne -
11% / AXA (AGL) - 5% /  Amlin (AGL) - 6%  /  Axis
(AGL) - 7.5% / St. Paul (AGL) - 2.5%  / Markel
(AGL) - 1.5%  / Swiss Re (AGL) - 4%  / Frankona
(AGL) - 15% / Allianz (AGL) - 5%  / Global
Aerospace, Inc.- 17.5%
-------------------------------------------------    ----------------              ------------------------------------------------
Federal Aviation Administration                      August 31, 2005               Aviation Hull War Risks & War Third Party
                                                                                   Liability
-------------------------------------------------    ----------------              ------------------------------------------------
Illinois National Insurance Company                  October 1, 2005               Premises, Products & Hangarkeepers
-------------------------------------------------    ----------------              ------------------------------------------------
Illinois National Insurance Company                  October 1, 2005               Aircraft Hull and Liability
-------------------------------------------------    ----------------              ------------------------------------------------
Ing Seguros Comercial America                        October 1, 2005               Public Liability Aircraft Policy
-------------------------------------------------    ----------------              ------------------------------------------------
AIG                                                  December 14, 2005             Workers' Comp
-------------------------------------------------    ----------------              ------------------------------------------------
The Insurance Company of the State of Pennsylvania   December 14, 2005             Casualty Program (Defense Base Act)
-------------------------------------------------    ----------------              ------------------------------------------------
American Int'l Insurance Co.                         December 15, 2005             Puerto Rico Auto
-------------------------------------------------    ----------------              ------------------------------------------------

                                                   Attachment C: Post Petition Bank Accounts


Bank Name             Bank Account #         Account Description          Legal Entity       Beginning Balance       Ending Balance
---------             --------------         --------------------         ------------       -----------------       --------------


National City Bank    584979615              Ambassadair Fiduciary - ARC  Ambassadair
                                             debits/credits                                   $     860              $         860
------------------    --------------         ---------------------------  ------------------- ----------------       --------------
National City Bank    198378                 Ambassadair credit card      Ambassadair
                                             receipts, deposits                               $   (8,850)            $       4,270
------------------    --------------         ---------------------------  ------------------- ----------------       --------------
National City Bank    698307393              Outstation  SBN              ATA Airlines        $    1,121             $       3,573
------------------    --------------         ---------------------------  ------------------- ----------------       --------------
Caribbean Mercantile  23296308               Outstation  AUA              ATA Airlines
Bank N.V.                                                                                     $    8,205             $       9,028
------------------    --------------         ---------------------------  ------------------- ----------------       --------------
SouthTrust Bank       30000006               Outstation - FLL             ATA Airlines        $   15,485             $       3,668
------------------    --------------         ---------------------------  ------------------- ----------------       --------------

Bank of America       1233185823 /           Outstation SEA, SFO, MCO,    ATA Airlines
                      1233000909 /           LAX, SJC, DFW
                      1233000904 /
                      1000006268 /
                      1233401176 /
                      1235203716                                                              $   611,999           $      183,168
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
US Bank               873792676              Outstation MSP, CID          ATA Airlines        $    36,988           $       51,411
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
Banco-Popular         107-01620-6            Outstation SJU               ATA Airlines        $    96,200           $       47,384
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
National City Bank    202206                 IND CTO, TBM, Corporate      ATA Airlines
                                             Travel, GRP, AGY                                 $    70,944           $       40,858
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
National City Bank    109312                 ATA Airlines  Inc - Main     ATA Airlines
                                             Disbursement - wires                             $   901,116           $      411,910
------------------    --------------         ---------------------------  ------------------- ----------------       --------------
                                             Foreign Coin                                     $     8,100           $        7,858
------------------    --------------         ---------------------------  ------------------- ----------------       --------------

Lloyds Bank           763409                 Checking - Foreign Payroll   ATA Airlines        $    14,734           $       19,205
------------------------------------         ---------------------------  ------------------  ----------------      ---------------
Bank One              02389-93               Outstation GRR, FNT          ATA Airlines        $    21,187           $       12,425
------------------    --------------         ---------------------------  ------------------- ----------------       --------------
Bank One              5690439                Outstation MDW, ORD, CHI,    ATA Airlines
                                             TBM                                              $   771,345           $      242,139
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
Wachovia              14739239               Outstation SRQ               ATA Airlines        $     9,450           $        7,251
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
Fleet                 52743764               Outstation BOS               ATA Airlines        $    13,680           $        6,819
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------

Wells Fargo Bank      0832-884571            Outstation LAS               ATA Airlines        $    57,811           $       28,324
Nevada
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
National City Bank    203195                 ATA Airlines  Inc - Tax      ATA Airlines
                                             Fiduciary                                        $     2,266           $            -
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
Lloyd's Bank          170424                 LGW Petty Cash               ATA Airlines        $       613           $          601
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
Bank of Hawaii        18023997               Outstation HNL, OGG          ATA Airlines        $   152,704           $      215,614
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
Citibank              3813-7141              Outstation LGA               ATA Airlines        $   125,736           $       46,848
------------------    --------------         ---------------------------  ------------------- ----------------       --------------
Dresdner              5402815                D mark checking              ATA Airlines        $   112,411           $       29,183
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
Bank One              700016621867           Payroll (mainly manual       ATA Airlines
                                             checks)                                          $    98,182           $      101,222
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
BBVA-Bancomer, S.A.   442559773              Mexican Checking             ATA Airlines        $(1,007,280)          $     (757,179)
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
Wells Fargo           0822-605440            Outstation PHX               ATA Airlines        $     38,196          $        7,613
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
Wachovia              3764120                Outstation PHL               ATA Airlines        $     13,174          $        1,000
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
Royal Bank of Canada  100-535-4              Outstation NAS               ATA Airlines        $       1,336         $        1,350
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
National City Bank    196590                 ATA Airlines  Inc - Captain  ATA Airlines        $     103,898         $      224,918
                                             Checks
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------



                                               Attachment C: Post Petition Bank Accounts - Cont.


Bank Name             Bank Account #         Account Description          Legal Entity       Beginning Balance       Ending Balance
---------             --------------         --------------------         ------------       -----------------       --------------

National City Bank    7730034514             ATA Airlines Holdings Corp   ATA Holdings Corp   $        (977)        $          159
                                             - Per Diem
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
Wachovia              13904573               Outstation MIA               ATA Airlines        $       9,770         $          869
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
M&I (Marshall &       24083345               Outstation MKE, MSN          ATA Airlines
Ilsley)                                                                                       $      18,719         $        3,503
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
Key Bank              5001290152             Outstation DAY               ATA Airlines        $      11,878         $        1,025
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
First American        6583021096             Outstation DSM               ATA Airlines        $       7,598         $        1,293
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
Citizens National                                                         ATA Airlines        $       1,052         $        2,794
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
JP MorganChase        910 2 772812           Travel Agency ACH            ATA Airlines        $     165,210         $      165,210
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
US Bank               103655382945           Outstation DEN               ATA Airlines        $      29,947         $       42,550
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
Citibank              40798686               Health Claims - CIGNA        ATA Airlines        $       2,751         $            -
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
National City Bank    884034141              Outstation SPI               ATA Airlines        $       4,907         $          958
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
Wachovia              14739271               Outstation PIE, RSW          ATA Airlines        $      63,209         $       36,623
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
Wachovia              13890849               Outstation EWR, DCA, CLT     ATA Airlines        $      66,533         $       22,606
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
Lloyd TSB USD         11257374                                            ATA Airlines        $      26,484         $       26,484
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
Wachovia              11052757               Disability Claims            ATA Airlines        $      23,883         $       (3,624)
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
BBVA-Bancomer, S.A.   132595923              Outstation GDL - USD         ATA Airlines        $      97,654         $       117,309
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
BBVA-Bancomer, S.A.   132595842              Outstation GDL - MXP         ATA Airlines        $     145,419         $       153,611
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
BBVA-Bancomer, S.A.   132595907              Outstation CUN - MXP         ATA Airlines        $       9,361         $         9,595
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
BBVA-Bancomer, S.A.   132595982              Outstation CUN - USD         ATA Airlines        $      45,191         $        46,195
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
National City Bank    884153730              Outstation MLI               ATA Airlines        $       7,732         $         1,000
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
National City Bank    657391691              Outstation TOL               ATA Airlines        $       3,744         $         1,000
------------------    --------------         ---------------------------  ------------------- ----------------       ---------------
National City Bank    754213387              Outstation - LEX             ATA Airlines        $   1,293,078         $       654,504
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
JP MorganChase        475017986              Healthcare Claims - United   ATA Airlines
                                             Healthcare                                       $    (366,311)        $      (298,417)
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
BBVA-Bancomer, S.A.   137308310              Outstation PVR - USD         ATA Airlines        $       4,408         $         4,836
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
BBVA-Bancomer, S.A.   137303262              Outstation PVR - MXP         ATA Airlines        $       1,745         $         1,752
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------

JP MorganChase        475018737              Flexible Spending Account    ATA Airlines        $     128,090         $       126,975
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
National City Bank    658807273              Outstation PIT               ATA Airlines        $      14,118         $           996
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
National City Bank    981092693              ATA Airlines  Inc - Payroll  ATA Airlines        $     218,572         $       201,446
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
Trancentrix           N/A                    Foreign Payments                                 $   1,308,967         $     1,114,022
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
National City Bank    981094058              Outstation FWA               ATA Airlines        $            -        $             -
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
National City Bank    135597 & 7000000419    Main Disbursement - checks   ATA Holdings Corp.  $  (5,721,632)        $    (6,671,122)
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
National City         202031                 Deposits and Credit Card     Amber Tours
                                             receipts                                         $             -       $             -
------------------    --------------         ---------------------------  ------------------- ----------------      ----------------
National City Bank    203551                 ATA Airlines  Inc - Amber
                                             Travel Fiduciary (ARC)       Amber Travel        $          541        $           541
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
National City Bank                           ATA Airlines  Inc - Amber    Amber Travel
                                             Travel Fiduciary (ARC)
                                                                                               $           -        $        47,548
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------




                                               Attachment C: Post Petition Bank Accounts - Cont.

Bank Name             Bank Account #         Account Description          Legal Entity       Beginning Balance       Ending Balance
---------             --------------         -------------------          ------------       -----------------       --------------

National City Bank    203564                 Deposits and Credit Card     Amber Travel
                                             receipts                                        $             -        $             -
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
Fifth/Third           1415486                ATA Airlines Cargo           ATA Cargo Inc      $         29,032       $         9,045
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------

National City         204149                 Deposits and Credit Card     American Trans Air
                                             Receipts                     Execujet, Inc.      $        (5,679)      $        (5,679)
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
Regions               205133                 Operating/Disbursement       Chicago Express
                                             Account                                          $      (266,683)      $      (270,326)
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
Bank One              4273893                Depository  - Any money      Chicago Express
                                             received                                         $       112,677       $       120,489
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
Regions               205133                 Investment Sweep             Chicago Express
                                                                                              $       448,041       $       390,492
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
National City Bank    758014652              Petty cash - South Bend      Chicago Express     $           425       $           425
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------

National City/US      0622608/4200778346     Investment Account           ATA Airlines
Bank/Morgan
Stanley/Union
Planters                                                                                       $  109,161,819       $    92,677,882
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
Bank One                                     Money Market - Officer's     ATA Holdings
                                             Salaries                                          $      654,532       $       716,907
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
                                             Money Market Fund            Washington
                                                                          Assurance            $      229,322       $       229,322
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------


SPECIAL PURPOSE ACCOUNTS
First Indiana Bank    10101410               IRS Tax Trust                ATA Airlines         $    8,188,123       $     8,628,424
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
First Indiana Bank    10101423               PFC Trust                    ATA Airlines         $    3,344,617       $     3,319,442
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------
First Indiana Bank    10101436               U.S. Gov't Trust             ATA Airlines         $    1,629,111       $     1,921,312
------------------    --------------         ---------------------------  ------------------- ----------------      ---------------





                                                                         Bank Account Total:   $  123,418,562        $  104,501,271

                                                                         Petty Cash Total:     $   53,696           $        49,586
                                                                                               ----------------     ---------------
                                                                         Total Funds:          $ 123,472,258        $    104,550,857
                                                                                               ================     ================






*Bank account balances reflect general ledger balances. Negative balances are a result of recording expense when checks are written. These bank accounts are funded as checks clear.
